UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

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☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12

COUCHBASE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.proxyvote.com Control # V69337-P25835 COUCHBASE, INC. 3250 OLCOTT STREET SANTA CLARA, CA 95054 COUCHBASE, INC. 2025 Annual Meeting Vote by May 28, 2025 11:59 P.M. Eastern Time You invested in COUCHBASE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 29, 2025. Vote Virtually at the Meeting* May 29, 2025 9:00 A.M. Pacific Time Virtually at: www.virtualshareholdermeeting.com/BASE2025 Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email of the material(s) by requesting prior to May 15, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.proxyvote.com Prefer to receive an email instead? While voting on www.proxyvote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V69338-P25835 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Class I Directors Nominees: 1a. Edward T. Anderson For 1b. Matthew M. Cain For 1c. Lynn M. Christensen For 1d. Aleksander J. Migon For 2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2026. For 3. Approval, on an advisory, non-binding basis, of the compensation of our named executive officers. For 4. Approval, on an advisory, non-binding basis, of the frequency of future advisory, non-binding votes to approve the compensation of our named executive officers. 1 Year NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.